Exhibit (24)

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

POWER OF ATTORNEY

                     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware corporation ("Transco"), does hereby constitute and appoint NICK A. BACILE AND JAMES C. BOURNE their true and lawful attorneys and each of them (with full power to act without the other) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of Transco, as hereinafter set forth below their signature, to sign Transco's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

                      THAT the undersigned Transco does hereby constitute and appoint NICK A. BACILE AND JAMES C. BOURNE its true and lawful attorneys and each of them (with full power to act without the other) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

                      Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

                       IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 18th day of February, 2002.

/s/ J. Douglas Whisenant                                                                               /s/ Nick A. Bacile___
J. Douglas Whisenant                                                                                   Nick A. Bacile
President, Chief Executive                                                                              Vice President and
Officer, and Director                                                                                    Chief Financial Officer
(Principal Executive Officer)                                                                       (Principal Financial Officer)

                                                             /s/ James C. Bourne
                                                                James C. Bourne
                                                                   Controller
                                                      (Principal Accounting Officer)

/s/ Keith E. Bailey                                                                                     /s/ Gary D. Lauderdale
Keith E. Bailey                                                                                         Gary D. Lauderdale
   Director                                                                                                            Director

                                                           TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                                                                                       By /s/ Nick A. Bacile
                                                                                         Nick A. Bacile
                                                                                       Vice President and
                                                                                      Chief Financial Officer

ATTEST:

/s/ Suzanne H. Costin
Suzanne H. Costin
Secretary

TRANSCONTINENTAL GAS PIPE LINE CORPORATION

                               I, the undersigned, Suzanne H. Costin, Secretary of TRANSCONTINENTAL GAS PIPE LINE CORPORATION, a Delaware company (hereinafter called the "Company"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of Delaware, the Board of Directors of this Corporation unanimously consented, as of February 18, 2002, to the following:

RESOLVED that the Chairman of the Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                               I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

                               IN WITNESS WHEROF, I have hereunto set my hand and affixed the corporate seal of TRANSCONTINENTAL GAS PIPE LINE CORPORATION this 18th day of February, 2002.

                                                                                                                                                   /s/ Suzanne H. Costin
                                                                                                                                                    Suzanne H. Costin
                                                                                                                                                               Secretary

[CORPORATE SEAL]